425 Pike Street 520 Third Street SEATTLE, WASHINGTON SANTA ROSA, CALIFORNIA www.wafdbank.com www.lutherburbanksavings.com Company Release – 11/13/2022, 6:00 PM PST WASHINGTON FEDERAL, INC. AND LUTHER BURBANK CORPORATION ANNOUNCE DEFINITIVE MERGER AGREEMENT TO FORM A $29 BILLION ASSET WESTERN US BANK Washington Federal, Inc. (NASDAQ: WAFD, “Washington Federal”) and Luther Burbank Corporation (NASDAQ: LBC, “Luther Burbank”) jointly announced today the signing of a definitive merger agreement (“Merger Agreement”) pursuant to which Washington Federal will acquire Luther Burbank and its wholly-owned subsidiary, Luther Burbank Savings, in an all-stock transaction valued at approximately $654 million based upon the closing price of Washington Federal’s common stock on November 11, 2022. Upon closing of the transaction, which was unanimously approved by the boards of directors of each of Washington Federal and Luther Burbank and is subject to shareholder and regulatory approval and other customary closing conditions, Luther Burbank shareholders will be entitled to receive 0.3353 shares of Washington Federal common stock for each share of Luther Burbank common stock they own. The transaction, which is anticipated to close as early as the second calendar quarter of 2023, will expand Washington Federal’s franchise into California. “One thing I have learned is that you do not find the right deal - the right deal finds you. That is the case here,” said Brent Beardall, President and Chief Executive Officer of Washington Federal. “It checks all the boxes. It creates scale. It creates a contiguous footprint from Seattle to Austin. Unlike so many comparable transactions, this transaction does not negatively affect our tangible book value and is accretive to forward-estimated earnings and capital. Frankly, the near-term positive impact to our financial position and physical footprints are bonuses, not our objective. Our objective is long-term value creation, which only happens if there is a harmony of people, values and culture, which we believe to be the case in this strategic transaction. We want everyone at our respective banks to know how excited we are to grow our team and serve our customers and communities together.” Mr. Beardall continued by noting “Both organizations are committed to lending within their footprints and serving as a source of strength for our clients looking to appropriately utilize leverage to purchase their homes and control their long-term need for shelter. Unlike many financial institutions, both WaFd Bank and Luther Burbank Savings are portfolio lenders, meaning that we originate mortgage loans to hold on our balance sheets because we fully appreciate the true value of investing in our clients and communities we serve over the long run. As part of the transaction, WaFd Bank is committing $1 million to support communities in Luther Burbank’s California footprint. We look forward to engaging with our new community partners in this endeavor and showing that, together, Luther Burbank Savings and WaFd Bank are committed to our communities’ vitality and success.” Simone Lagomarsino, President and Chief Executive Officer of Luther Burbank, commented, “We are very pleased to partner with Washington Federal, which we believe will lead to long-term value creation for our shareholders and the delivery of superior financial products and services to our clients and the communities we serve.” Victor Trione, Chairman of the Luther Burbank Board, commented “This truly is a great opportunity for our shareholders to reinvest in a larger pro forma institution with a shared legacy and long-term perspective on value, customers and community.” Upon completion of the merger, the combined institution will have approximately $29 billion in total assets, $23 billion in total loans and $22 billion in total deposits with over 210 locations in Washington, California, Oregon, Idaho, Utah, Nevada, Arizona, Texas and New Mexico operated through its community bank subsidiary and approximately 2,400 full time employees. Washington Federal and Luther Burbank management will review additional information regarding the transaction on a conference call beginning at 5:30 am Pacific Standard Time on Monday, November 14, 2022. The call may be accessed by visiting the webcast link https://edge.media-server.com/mmc/p/s39mqx66, or by dialing (833) 630-1956 (toll-free) or (412) 317-1837 (international). A slide presentation to accompany management’s commentary may be accessed from the webcast link above or from Washington Federal’s or Luther Burbank’s November 14, 2022 Form 8-K filings with the SEC or at either www.wafdbank.com or www.lutherburbanksavings.com. Washington Federal was advised in the transaction by Keefe, Bruyette & Woods, A Stifel Company as financial advisor and Davis Wright Tremaine LLP as legal counsel. Luther Burbank was advised by Piper Sandler & Co. as financial advisor and Holland & Knight LLP as legal counsel. About Washington Federal, Inc. Washington Federal is headquartered in Seattle, Washington, and has 201 branches in eight western states. As of September 30, 2022, Washington Federal had total assets of $20.8 billion, total loans of $16.3 billion and total deposits of $16.0 billion. Washington Federal conducts its business primarily through its wholly owned subsidiary, Washington Federal Bank (“WaFd Bank”) To find out more about Washington Federal, please visit its website www.wafdbank.com. Washington Federal uses its website to distribute financial and other material information about the Company.

About Luther Burbank Corporation Luther Burbank is headquartered in Santa Rosa, California, and operates 10 full service branches in California, 1 full service branch in Washington, 6 loan production offices in California and 1 loan production office in Oregon. As of September 30, 2022, Luther Burbank had total assets of $7.9 billion, total loans of $6.9 billion and total deposits of $5.8 billion. It operates primarily through its wholly-owned subsidiary, Luther Burbank Savings, an FDIC insured, California- chartered bank. Luther Burbank Savings executes on its mission to improve the financial future of customers, employees and shareholders by providing personal banking and business banking services. To find out more about Luther Burbank, please visit its website www.lutherburbanksavings.com. Luther Burbank uses its website to distribute financial and other material information about the Company. Additional Information and Where To Find It Washington Federal intends to file with the Securities and Exchange Commission a registration statement on Form S-4, and Washington Federal and Luther Burbank expect to mail a joint proxy statement/prospectus to their respective security holders, containing information about the proposed merger. Investors and security holders of Washington Federal and Luther Burbank are urged to read the joint proxy statement/prospectus and other relevant materials when they become available because they will contain important information about Washington Federal, Luther Burbank and the proposed merger. In addition to the registration statement to be filed by Washington Federal and the joint proxy statement/prospectus to be mailed to the security holders of Washington Federal and Luther Burbank, Washington Federal and Luther Burbank file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. The documents filed by Washington Federal may also be obtained free of charge from Washington Federal by requesting them in writing at Washington Federal, Inc., 425 Pike Street, Seattle, Washington 98101, or by telephone at (206) 624-7930. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Washington Federal on its website at www.wafdbank.com. The documents filed by Luther Burbank may also be obtained by requesting them in writing at Luther Burbank Corporation, 520 Third Street, 4th Floor, Santa Rosa, CA 95401 or by telephone at (844) 446-8201. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Luther Burbank on its website at www.lutherburbanksavings.com. Washington Federal, Luther Burbank and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Luther Burbank with respect to the transactions contemplated by the proposed merger. Information regarding Washington Federal’s officers and directors is included in Washington Federal’s proxy statement for its 2022 annual meeting of shareholders filed with the Securities and Exchange Commission on December 6, 2021. Information regarding Luther Burbank’s officers and directors is included in Luther Burbank’s proxy statement for its 2022 annual meeting of shareholders filed with the Securities and Exchange Commission on March 16, 2022. A description of the interests of the directors and executive officers of Washington Federal and Luther Burbank in the merger will be set forth in Washington Federal’s and Luther Burbank’s joint proxy statement/prospectus and other relevant documents filed with the Securities and Exchange Commission when they become available. Investor Relations Contacts: Brad Goode Bradley Satenberg Chief Marketing Officer Investor Relations (206) 626-8178 (844) 446-8201 Brad.Goode@wafd.com investorrelations@lbsavings.com Forward Looking Statements Except for historical information, all other information in this press release consists of forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about: (i) the benefits of the merger between Washington Federal and Luther Burbank, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Washington Federal’s or Luther Burbank’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of Washington Federal and Luther Burbank and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of numerous possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Washington Federal and Luther Burbank may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the shareholders of Washington Federal or Luther Burbank may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may compress margins and adversely affect net interest income; (8) results may be adversely affected by adverse changes to credit quality; (9) competition from other financial services companies in Washington Federal’s and Luther Burbank’s markets could adversely affect operations; and (10) an economic slowdown could adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Washington Federal’s and Luther Burbank’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10- Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s website at www.sec.gov. Washington Federal and Luther Burbank caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Washington Federal or Luther Burbank, or any person acting on Washington Federal’s or Luther Burbank’s behalf are expressly qualified in their entirety by the cautionary statements above. Washington Federal and Luther Burbank do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.